UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2021

PROVIDENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39860	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 11C/D, Kimley Commercial Building 142 – 146 Queen’s Road Central Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 2467 0338

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PAQC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PAQCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PAQCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

As previously disclosed in our 10-K for the year ended December 31, 2020 filed on April 15, 2021, on April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “SEC Statement”). In the SEC Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

Provident Acquisition Corp. (the “Company,” “we” or “our”) has previously classified its public warrants and private placement warrants to purchase shares of Class A ordinary shares of the Company (collectively, the “Warrants”) as equity and classified certain forward purchase agreements (“FPAs”) as equity within the Company’s balance sheet based upon the Company’s conclusion that the financial instruments to be issued in accordance with the agreements were equity classified. After discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP, (“Marcum”), the Company has concluded that its Warrants and FPAs should be presented as liabilities as of January 12, 2021, the IPO date reported, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On May 13, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management that the Company’s audited balance sheet as of January 12, 2021 and the audit report of Marcum dated January 19 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 19, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants and the FPAs as liabilities to align with the requirements set forth in the SEC Statement. The Company plans to reflect this reclassification of the Warrants and FPAs for in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

PROVIDENT ACQUISITION CORP.

	By:	/s/ Michael Aw
Michael Aw
Chief Executive Officer

[Signature Page to Form 8-K]